Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 79,483,456 Shares
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Supplement No. 3 dated February 28, 2018
to
Prospectus dated October 30, 2017
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This supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 30, 2017, as amended or supplemented (the “Prospectus”) and the accompanying statement of additional information dated October 30, 2017, as amended or supplemented (the “SAI”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus and in Supplement No. 2, dated January 5, 2018, before you decide to invest.

Decrease in Public Offering Price

On February 28, 2018, in accordance with our share pricing policy, our board of directors determined that a decrease in the public offering prices was warranted following a decline in our estimated net asset value per share. In order to more accurately reflect our net asset value per share, we are decreasing our public offering price to $15.41 per Class R share, $14.49 per Class RIA share, and $14.18 per Class I share from $16.08 per Class R share, $15.12 per Class RIA share, and $14.79 per Class I share. The decrease in the public offering price is effective as of our March 2, 2018 weekly closing and first applied to subscriptions received from February 23, 2018 through March 1, 2018.